Exhibit 32.1


               Earth Products & Technologies, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

     I, John W. Peters, Principal Executive and Financial Officer of Earth Products & Technologies, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (a) the quarterly report on Form 10-QSB of the Company for the quarter ended September 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:   October 28, 2003
                                   /s/ John W. Peters
                                   ____________________________________
                                   John W. Peters
                                   Principal Executive and Financial Officer